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                                    SCHEDULE

                                     TO THE

                              ISDA MASTER AGREEMENT

                        DATED AS OF                  2003

BETWEEN

NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)  ("PARTY A")

PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 47 004 027 258) IN ITS CAPACITY AS TRUSTEE OF THE INTERSTAR MILLENNIUM SERIES 2002-1G TRUST (IN THAT CAPACITY, "PARTY B")

AND

INTERSTAR SECURITISATION MANAGEMENT PTY LTD (ACN 100 346 898) (THE "TRUST MANAGER")

PART 1: TERMINATION PROVISIONS

In this Agreement:

(a)  "SPECIFIED ENTITY" does not apply in relation to Party A or Party B.

(b)  "SPECIFIED TRANSACTION" is not applicable.

(c)  The provisions of:

     Section 5(a)(ii)

     Section 5(a)(iii)

     Section 5(a)(iv)

     Section 5(a)(v)

     Section 5(a)(vi)

     Section 5(a)(viii)

     will not apply to Party A or Party B.

(d)  "TERMINATION CURRENCY" means Australian dollars.

(e) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event has occurred in respect of the party". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that, within 30 days of that occurrence, Party B and the Trust Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which each Designated Rating Agency confirms that the novation will not result in the downgrading of any Notes.

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(f)  The provisions of:

     Section 5(b)(ii)

     Section 5(b)(iii)

     Section 5(b)(iv)

     will not apply to Party A or Party B.

(g) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or Party B.

(h) In the "TRANSFER TO AVOID TERMINATION EVENT" provision of Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which each Designated Rating Agency confirms that the transfer will not result in the downgrading of any Notes)".

(i)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)    Market Quotation will apply.

     (ii)   The Second Method will apply.

(j) ADDITIONAL TERMINATION EVENT. For the purposes of Section 5(b)(v), each Default Event will be an Additional Termination Event and Party B will be the Affected Party for such Additional Termination Event.

(k)  Add a new paragraph to Section 7, immediately below paragraph (c):

     In the event that a trustee is appointed as a successor to Party B under the Master Trust Deed and the Series Notice ("SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) execute a novation agreement novating to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to each Designated Rating Agency of such novation.

(l)  Replace Section 5(a)(i) with:

     "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date, except that:

     (A) no Event of Default shall result from Party B's failure to pay an amount due under this Agreement where Party B has sufficient funds with its bankers with which the bank accounts of the Trust are held and has given instructions to those bankers to make that payment, and that payment would have been made but for temporary technical or administrative difficulties outside the control of Party B (as certified by the Trust Manager on behalf of Party B in a written notice to Party A within 10 Local Business Days after the due date or immediately thereafter); and

     (B) in the event that sub-paragraph (A) applies, Party A has no obligation to make a corresponding payment under this Agreement until such time as it actually receives funds from Party B;".

PART 2: TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATION. For the purpose of Section 3(e), Party A and Party B make the following representation:

     It is not required by any applicable law (other than pursuant to any notice served under section 218 of the Income Tax Assessment Act (Commonwealth) or any equivalent State or Territory provision), as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

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     (ii)   the satisfaction of the agreement of the other party contained in
            Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

     (iii)  the satisfaction of the agreement of the other party contained in
            Section 4(d),

     PROVIDED that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)  PAYEE TAX REPRESENTATION.

     For the purpose of Section 3(f), Party A makes the following representation and Party B will make the following representation:

     "It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country".

PART 3: DOCUMENTS TO BE DELIVERED

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:

     Any document or certificate reasonably required or reasonably requested by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which deduction or withholding for or on account of Tax is applied to that payment.

     PARTY REQUIRED TO DELIVER:      Party A and Party B

     DATE BY WHICH TO BE DELIVERED:  On the earlier of:

                                     (a)  learning that such document or
                                          certificate is required; and

                                     (b)  as soon as reasonably practicable
                                          following a request by the other
                                          party.

(b)  Other documents to be delivered are:

     (i) A copy of a power of attorney authorising execution by the attorney of this Agreement.

            PARTY REQUIRED TO DELIVER:       Party A, Party B and the Trust
                                             Manager

            DATE BY WHICH TO BE DELIVERED:   On execution of this Agreement;

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     (ii)   A list of authorised signatories for the party and evidence satisfactory in form and substance to the other party of the authority of the authorised signatories of the party to execute any Confirmation on behalf of the party.

            PARTY REQUIRED TO DELIVER:      Party A, Party B and the Trust
                                            Manager

            DATE BY WHICH TO BE DELIVERED:  On execution of any relevant
                                            Confirmation (as the case may be).

     (iii) Party A's annual report containing consolidated financial statements certified by independent certified public accountants and prepared in accordance with accounting principles that are generally accepted in the Commonwealth of Australia, and such other public information in respect of its condition or operations, financial or otherwise, as the other parties may reasonably request from time to time.

            PARTY REQUIRED TO DELIVER:      Party A

            DATE BY WHICH TO BE DELIVERED:  as soon as reasonably practicable following a request by Party B or
                                            the Trust Manager.

     (iv) A copy of the Master Trust Deed, the Series Notice and the Security Trust Deed and any Information Memorandum relating to the Trust .

            PARTY REQUIRED TO DELIVER:      Trust Manager

            DATE BY WHICH TO BE DELIVERED:  On execution of this Agreement.

     (v) a copy of any document amending or varying any of the terms of any of the documents referred to in sub paragraph (iv).

            PARTY REQUIRED TO DELIVER:      Trust Manager

            DATE BY WHICH TO BE DELIVERED:  promptly upon any such document becoming effective in accordance
                                            with its terms.

     Each of the foregoing documents is covered by the representation contained in Section 3(d) of this Agreement.

PART 4: MISCELLANEOUS

     (a)    ADDRESS FOR NOTICES. For the purpose of Section 12(a):

     Address for notices or communications to Party A:

     Address:    Level 30
                 500 Bourke Street
                 Melbourne VIC 3000

     Attention:  Treasury Operations

     Fax No:     (03) 8641 4907

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     For all purposes

     Address for notices or communications to Party B:

     Address:    Level 7
                 9 Castlereagh Street
                 Sydney NSW 2000

     Attention:  Manager Securitisation

     Fax No:     02 9221 7870

     Address for notices or communications to the Trust Manager:

     Address:    Level 28
                 367 Collins Street
                 Melbourne VIC 3000

     Attention:  Managing Director

     Fax No:     03 9621 2368

(b)  PROCESS AGENT. For the purposes of Section 13(c):

     Party A appoints as its Process Agent - Not Applicable

     Party B appoints as its Process Agent - Not Applicable

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purposes of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

     in relation to Party A - Nil

     in relation to Party B - Security Trust Deed.

(g)  CREDIT SUPPORT PROVIDER. Credit Support Provider means:

     in relation to Party A - Nil

     in relation to Party B - Nil

(h) GOVERNING LAW. This Agreement is governed by and construed in accordance with the laws of New South Wales, and Section 13(b)(i) is deleted and replaced with the following: "submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them."

(i) NETTING OF PAYMENTS. Sub-paragraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions (in each case starting from the date of this Agreement): All Transactions being Australian dollar interest rate swaps or derivatives, unless otherwise agreed.

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(j)  "AFFILIATE" will have the meaning specified in Section 14. For the purpose of Section 3(c), each of Party A and Party B is deemed not to have any Affiliates.

PART 5:  OTHER PROVISIONS

(a) This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc.) as amended from time to time (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions. The provisions of the ISDA Definitions are incorporated by reference in, and shall be deemed to be a part of, this Agreement and each Confirmation.

(b) In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

     (i)    any Confirmation;
     (ii)   the Schedule to the Master Agreement;
     (iii)  the other provisions of the Master Agreement;
     (iv)   the ISDA Definitions.

(c) The parties acknowledge that telephone conversations between them may be recorded and each party consents to such recordings being used as evidence in court proceedings.

(d)  (i)    With respect to each Transaction entered into pursuant to this
            Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the Trust Manager) a confirmation confirming that Transaction and both Party B and the Trust Manager must promptly then confirm the accuracy of or request the correction of such Confirmation.

     (ii) Party B enters into each Transaction in its capacity as trustee of the Trust.

(e)  Replace Section 1(c) with the following:

     "All Transactions are entered into in reliance on the fact that this Master Agreement and all Transactions (as evidenced by their Confirmations) form a single contract (collectively referred to as this "AGREEMENT") and the parties would not otherwise enter into any Transactions. The entering into of each Transaction takes effect as an amendment to this Agreement (but no such amendment is effective to defeat or prejudice the operation of Section
     16)."

(f)  In Section 2(a)(i) add the following sentence:

     "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

(g) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

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     ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)."

(h)  New Sections 2(a)(iv) and 2(a)(v) are inserted as follows:

     "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

     (v)    Where:

            (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

            (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at that time, enforceable,

            then Party A's obligation to make the Party A payment to Party B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

            (3)  the Party B payment; or

            (4) confirmation from Party B's bank that it holds irrevocably instructions to effect payment of the Party B payment and that funds are available to make that payment."

(i) Section 3(a)(v) of this Agreement is modified by adding in the fourth line thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection 13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(j) The parties agree that, for the purpose of Section 2(b) of the Agreement, "Change of Account", any new account so designated shall be in the same tax jurisdiction as the original account.

(k)  In Section 3 add the following new paragraphs immediately after paragraph
     (f):

     "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the trusts created pursuant to the Master Trust Deed) and has not given any floating charge over its rights under this Agreement or any Transaction in the case of Party A, or the assets of the Trust (other than under the Security Trust Deed), in the case of Party B.

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     (h)    CONTRACTING AS PRINCIPAL. Subject to Section 16, it enters into all
            Transactions as principal (in the case of Party A) and as trustee (in the case of Party B), and not otherwise."

(l)  In Section 4 add three new paragraphs as follows:

     "(f) CONTRACTING AS PRINCIPAL. Subject to Section 16, Party A will enter into all Transactions as principal and not otherwise and Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise.

     (g) NON-RELIANCE. It is acting for its own account (in the case of Party B, as trustee of the Trust), and it has made its own independent decisions to enter into each Transaction and as to whether each Transaction is appropriate or proper for it based upon its own judgment (and, in the case of Party B, also on the judgment of the Trust Manager) and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into a Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of a Transaction.

     (h) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of each Transaction. It is also capable of assuming, and assumes, the financial and other risks of each Transaction."

(m)  Insert a new Section 4(i) as follows:

     "Each party agrees and consents to the communication and disclosure of all information in respect of this Agreement and any Transaction and all matters incidental hereto and thereto by the other party, provided such communication and disclosure is:

     (i)    for risk management and administrative purposes; or

     (ii) required by any applicable law or regulation or any court or regulatory or any other authority of competent jurisdiction; or

     (iii)  for the purposes of or contemplated by the Transaction Documents."

(n)  In Section 6:

     (i) Add the following sentences at the end of the first paragraph of Sections 6(b)(ii):

            "However, if Party A is the Affected Party, then Party A, if so requested by the Trust Manager, will use reasonable efforts to make such a transfer to an Affiliate (as that expression is defined in Section 14 disregarding any modification made by this Agreement). If Party B is the Affected Party, then Party B shall make such efforts to effect

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            a transfer in accordance with this Section 6(b)(ii) as it is able to make by application of funds held by it as trustee of the Trust being funds available for such application in accordance with the provisions of the Master Trust Deed, the Notice of Creation of Trust and the Series Notice."

     (ii)   Add the following sentence at the end of the last paragraph of
            Section 6(b)(ii):

            "However, consent may be withheld if the other party considers that its credit exposure to the transferor would be adversely affected by the transfer."

     (iii)  Delete the last sentence of the first paragraph in Section 6(e).

(o)  Section 7 is deleted and replaced with the following:

     "7.    TRANSFER

            (a) Neither the interests nor obligations of any party in or under this Agreement (including any Transaction) are capable of being assigned or transferred (whether at law, in equity or otherwise), charged or the subject of any trust or other fiduciary obligation (other than, in respect of Party B, the trusts and fiduciary obligations created under the Master Trust Deed and the security given under the Security Trust
                  Deed). Any action by a party which purports to do any of these things is void.

            (b)   Nothing in this Section 7:

                  (i)     restricts a transfer by a party under Section
                          6(b)(ii);

                  (ii) restricts a transfer by a party of its interests and obligations in or under this Agreement (including any Transaction) pursuant to a consolidation or amalgamation with or merger into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

                  (iii) restricts a novation of the interests and obligations of a party in or under this Agreement (including any Transaction); or

                  (iv) restricts a transfer by a party of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

            (d) Unless otherwise agreed by the parties and each Designated Rating Agency, any transfer or assignment pursuant to this
                  Section 7 must be made to an entity in respect of which each Designated Rating Agency confirms that such transfer or assignment will not result in a reduction or withdrawal of the then rating of any outstanding Notes.

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            (e)   Each party acknowledges that the other parties enter into this
                  Agreement and each Transaction on the basis that this Section
                  7 must be strictly observed and is fundamental to the terms of this Agreement (including each Transaction)."

(p)  In Section 9(b) the first word "No" is replaced with:

     "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement (in the manner and subject to the qualification referred to in Section 1(c), as varied by Part 5(e) of the Schedule), no amendment may be made unless notice of it is given to each Designated Rating Agency and each Designated Rating Agency confirms that the amendment will not result in the downgrading of any Notes and no".

(q) CONFIRMATION. Notwithstanding the provisions of Section 9(e)(ii), where a Transaction is confirmed by means of facsimile, an electronic messaging system or telex, such message will constitute a Confirmation even where not so specified in that Confirmation.

(r)  Section 12 is amended as follows:

     (i) In Section 12(a), delete the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

     (ii)   Section 12(a)(iii) is replaced with:

            "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

     (iii)  Insert an additional Section 12(a)(vi):

            "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(s)  Any reference to a:

     (i) "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

     (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(t) The following addenda to Schedule to Master Agreement of International Swaps and Derivatives Association, Inc. in the form of the copies attached to this Agreement are deemed to be incorporated in this Agreement:

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     -September 1991 Australian Addendum No. 1 - (as amended in September 1992 and March 1997) Interest Rate Caps, Collars and Floors

     -September 1991 Australian Addendum No. 3 - (as amended in September 1992 and March 1997) Bond Options

     -September 1992 Australian Addendum No. 6 - A$ Forward Rate Agreements.

(u)  In Section 14:

     (i) replace the definition of "AFFECTED TRANSACTIONS" with the following:

            "AFFECTED TRANSACTIONS" means, with respect to a Termination Event, all Transactions; and

     (ii)   insert the following definitions in alphabetical order.

            "DEFAULT EVENT" means an "Event of Default" (as defined in the Security Trust Deed) occurs which has not been remedied or waived by the Security Trustee in accordance with the Security Trust Deed and the Security Trustee has exercised its rights under clause 8.2 of the Security Trust Deed.

            "MASTER TRUST DEED" means the Master Trust Deed dated 2 December 1999 between Interstar Securities (Australia) Pty Limited as trust manager and Party B as trustee.

            "SERIES NOTICE" means the Series Notice issued pursuant to the Master Trust Deed in relation to the Trust.

            "TRUST" means the Interstar Millennium Series 2002-1G Trust.

     (iii)  insert the following additional paragraph at the end of Section 14:

            "Words and expressions which are defined or incorporated by reference in the Series Notice have the same meanings when used in this Agreement.".

(v)  TRUSTEE PROVISIONS. Insert the following new Section 15 after Section 14:

     "15(a) TRUSTEE UNDERTAKINGS. Party B undertakes that it will:

            (i) exercise its right of indemnity out of the assets of the Trust;

            (ii) observe its obligations under the Master Trust Deed and otherwise as trustee of the Trust;

            (iii) not do anything which could impair its right of indemnity out of the assets of the Trust; and

            (iv) be in possession or control of sufficient assets of the Trust to enable it to meet its obligation under this Agreement.

     (b)    TRUSTEE REPRESENTATIONS. In addition to the representations in
            Section 3, Party B represents to Party A (which representations will be deemed to be repeated at all times until termination of this Agreement) that:

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            (i)   its execution and delivery of this Agreement, and of any
                  document required or contemplated by this Agreement, and the performance of its obligations under this Agreement are authorised under the Master Trust Deed;

            (ii)  it is the present and only trustee of the Trust;

            (iii) there is no restriction on its right of recourse or indemnity to or out of the assets for the time being of the Trust and nothing has happened which could impair its right of indemnity out of the assets of the Trust;

            (iv) its entry into this Agreement is for the benefit of and in the interests of the beneficiaries of the Trust; and

            (v) it is not in breach of any provision of the Master Trust Deed nor has it committed any breach of duty or trust in respect of the Trust.

     (c)    ROLE OF THE TRUST MANAGER. Subject to Section 16:

            (i) Party A is not required to inquire into the authority of the Trust Manager or as to the validity of any communication purporting to be made by the Trust Manager and may act in reliance on it.

            (ii) The Trust Manager may, on behalf of Party B, arrange and monitor Transactions. Party B shall, at the direction of the Trust Manager, enter into such Transactions and novations of Transactions and execute Confirmations. Without limiting the generality of the foregoing, the Trust Manager shall provide copies of all communications to or by Party A under this Agreement to Party B. In the absence of manifest error, Party B shall be entitled to rely on a direction as set out in this clause as conclusive evidence of the matters set out in it.

            (iii) Party B agrees that, so long as any party has or may have an obligation under this Agreement, it will be bound by any undertakings and representations made to Party A by the Trust Manager or in respect of Party B or this Agreement.

            (iv) Party A need not seek any confirmation from Party B personally (as opposed to the Trust Manager on behalf of Party B) that Party B is agreeable to entering into a Transaction before Party B enters into a Transaction.

            (v) Party A may send Confirmations to the Trust Manager. Party B is taken to have received a Confirmation when the Confirmation is received by the Trust Manager and Party B is bound by any Confirmation given by the Trust Manager.

            (vi)  Party B waives any rights it might have to claim that:

                  (1) The Trust Manager does not have authority to enter into Transactions, unless Party A is aware that the Trust Manager does not have authority; or

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                  (2)     Party A is liable for loss or liability Party B
                          sustains from Transactions as a result of the Trust Manager entering those Transactions in circumstances (whether or not on behalf of Party B) in which it should not have done so, unless Party A is aware that the Trust Manager should not have done so.

(w)  LIMITED LIABILITY. Insert the following new Section 16 after Section 15:

     "16.   LIMITATION OF PARTY B'S LIABILITY

            (a) Party B enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by Party B acting in its capacity as trustee of the Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of property of the Trust out of which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

            (b) The parties other than Party B may not sue Party B in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the assets of the Trust), liquidator, administrator or similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the assets of the Trust).

            (c) The provisions of this Section 16 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under this Agreement or any other Transaction Document in relation to the Trust or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Trust, as a result of Party B's fraud, negligence or wilful default.

            (d) It is acknowledged that the Trust Manager and the Servicer are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this
                  Section 16 to the extent to which the act or omission was caused or contributed to by any failure by the Trust Manager, the Servicer or any other person who provides services in respect of the Trust (other than a person whose acts or omissions Party B is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Trust Manager or any other person who provides services in respect of the Trust (other than a person whose acts or omissions Party B is liable for in accordance with the

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                  Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of Party B.

            (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of Party B for the purpose of paragraph (c) of this Section 16, provided (in the case of any person selected and appointed by Party B) that Party B has exercised reasonable care in the selection of such persons."

     (x)    CREDIT SUPPORT. Insert the following new Section 17:

            "17.  CREDIT SUPPORT

            For the purpose of this Section 17 the following additional definition applies: "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the ratings assigned to any Class of Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Notes being less than that stipulated in clause 4.2(f) of the Series Notice.

            (a) If Party A is downgraded to less than a short term credit rating of A-1 by S&P or a long term credit rating of A2 or a short term credit rating of P-1 by Moody's, Party A must:

                  (i) immediately, and at the cost of Party A, novate its obligations to a counterparty with a short term credit rating of at least A-1 by S&P and a short term credit rating of P-1 and a long term credit rating of at least A2 by Moody's; and

                  (ii) if Party A's obligations have not been novated to another counterparty under subparagraph (i) within 30 days then it must cash collateralise (while the relevant downgrade subsists) its obligations under this Agreement as set out in Section 17(b).

            (b) Where Party A must or elects to comply with Section 17(a)(ii), it shall, at its cost, deposit into the Standby Collateral Account (defined in (d) below) and maintain in the Standby Collateral Account (whilst the relevant downgrade subsists) sufficient funds to ensure that the amount standing to the credit of the Standby Collateral Account is equal to the greater of the following (the "CASH COLLATERAL AMOUNT"):

                  (i) an amount sufficient to maintain the credit rating of the Notes at the rating that was applicable to those Notes immediately prior to the review of Party A's credit rating;

                  (ii)    the amount of the next swap payment; and

                  (iii) 1% of the aggregate Principal Amount of all Notes then outstanding.

            (c) All interest on the Standby Collateral Account will accrue and be payable monthly to the party which provides the relevant amount standing to the credit of the Standby Collateral Account.

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            (d)   Where Party B has not established a collateral account and
                  Party A is required to deposit monies into a collateral account, the Trust Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B an account with an Approved Bank which account shall be, for the purposes of Section 17(b) the "STANDBY COLLATERAL Account".

            (e) Party B may only make withdrawals from the Standby Collateral Account if directed to do so by the Trust Manager and then only for the purpose of:

                  (i) refunding to either Party A or Party B (whichever provided the relevant amount standing to the credit of the Standby Collateral Account) the amount of any reduction in the Cash Collateral Amount from time to time provided that each Designated Rating Agency has confirmed in writing that such refund will not result in the downgrading of any Note by it;

                  (ii) withdrawing any amount which has been incorrectly deposited into the Standby Collateral Account;

                  (iii) bank accounts debit tax or other equivalent Taxes payable in respect of the Standby Collateral Account; or

                  (iv) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

            (f) The Trust Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (e)(i) or (e)(ii) above as soon as such refund or payment is possible.

     (y)    PAYMENTS UNDER THIS AGREEMENT. Insert the following new Section 18:

            "18.  PAYMENTS UNDER THIS AGREEMENT

            Any payment under this Agreement by Party B to Party A is subject to clause 29 of the Master Trust Deed, clause 6 of the Series Notice and clause 16 of the Security Trust Deed."

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